Exhibit 99.1

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[GRAPHIC]

Kerr-McGee Corporation

A.G. Edwards’

Energy Conference

March 15, 2005

[LOGO]

Forward-Looking
Statement

The company makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee’s products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee’s businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets, including changes in currency exchange rates, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, general economic conditions, and other factors and risks discussed herein and in the company’s other SEC filings, and many such factors and risks are beyond Kerr-McGee’s ability to control or predict. Forward-looking statements are not guarantees of performance. Actual results and developments may differ materially from those expressed or implied in this presentation. Readers are cautioned not to place any undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Kerr-McGee undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For such statements, Kerr-McGee claims the protection of the safe harbor for “forward-looking statements” set forth in the Private Securities Litigation Reform Act of 1995.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves. We use certain terms in this presentation, such as “probable and possible resources,” which the SEC’s guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our Forms 10-K and 10-Q, File No. 1-16619, available from Kerr-McGee’s offices or website, www.kerr-mcgee.com. These forms also can be obtained from the SEC by calling 1-800-SEC-0330.

Kerr-McGee Oil & Gas
Today

•                  Balanced portfolio

•                  High-quality assets

•                  Large inventory of repeatable, low-risk exploitation projects

•                  Balanced exploration program focused in proven hydrocarbon basins

•                  Operational and development expertise

•                  Proven record of value-enhancing transactions

Creating Value through
Balanced Growth

Balanced growth strategy

•                  Exploration

•                  Exploitation

•                  Tactical transactions

Discoveries

Blind Faith

China CFD 14-5

Alaska

Brazil BM-C-7

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Developments

Westport acquisition

Atwater Valley

China CFD 11-1/2

Constitution

Red Hawk

HSR acquisition

Gunnison

Boomvang

Nansen

Reserve Balance

As of Jan. 1, 2005

[CHART]

By Location

[CHART]

By Category

[CHART]

By Product

1,218 MM BOE
of Reserves

5-Year Changes

in Reserves

MM BOE

[CHART]

2005 Bookings

Pipeline

	Resource Potential MM BOE
2005 Program Expectations	Low	Base	High
Exploitation
Rockies	30	40	50

Projects Under Way
Blind Faith; Tahiti; China (CFD 11-6, 12-1, 12-1S)	35	40	45

Appraisal of Discoveries
Alaska	—	30	60
Brazil	—	—	15
China (CFD 14-5)	—	10	20

Exploration
Shelf; Satellites; New-field wildcats	45	85	135
Total	110	205	325

Exploitation

Large inventory of
repeatable, low-risk projects

Rocky Mountain
Basins

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•                  Long-life gas adds balance

•                  Capitalizing on tight-gas expertise

•                  Large inventory of low-risk repeatable plays

Provides balance with predictable production, cash flow and repeatable low-risk reserve adds

Exploitation

Rockies

•                  Track record of execution in the Rockies

•                  Repeatability of play

•                  Rigs contracted to carry out 2005 program

•                  Using scale to maximize efficiencies

•                  Over 9,000 projects identified

•                  Attractive full-cycle development costs

Exploitation

Greater Natural Buttes

[GRAPHIC]

Key Program Statistics

	2004		2005P
Capital ($MM)	$160		$245
Number of wells	140		>200

IRR:	>60	%*

Estimated Full-Cycle
Development Costs
$ / BOE

Greater Natural Buttes

	Resources	Allocated Purch. Cost	Develop. Cost	Full-cycle Cost
	MM BOE
Proved Developed	51	$5.20	$—	$5.20

Proved Undeveloped	59	5.20	5.00	10.20

Probable / Possible	150	2.10	5.00	7.10

Average Full-cycle Cost				$7.43

Greater Natural Buttes
Increased Resource Potential

BCFe

After producing 20 BCFe

[CHART]

Exploitation
Wattenberg

Key Program Statistics

	2004		2005P
Capital ($MM)	$110		$120
Number of wells	180		220
Total projects	310		400
IRR average:	>75	%*

*Assumes budget prices

Exploration

Focused on proven hydrocarbon
basins with track record
of success

2005 Exploration
Program
$380 MM

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Deepwater Gulf of Mexico

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Past five years’ results

•                  50 new-field wildcats

•                  >100 total exploration wells

•                  Discovered approx. 800 MM BOE gross resources

•                  Developed fields including: Nansen Boomvang, Gunnison Red Hawk, Constitution

•                  Producing >80 MBOE/D, net

Deepwater Gulf of Mexico
Lookback Assumptions

Pricing:

Actuals 1999-2004, then

		Projected
		2005	2006	2007	2008	2009+
• Low-cycle	Oil	38.00	30.00	24.00	24.00	24.00
	Gas	6.00	5.00	4.00	4.00	4.00

• Budget	Oil	38.00	34.00	32.00	32.00	32.00
	Gas	6.00	5.50	5.00	5.00	5.00

• Strip	Oil	54.65	51.01	48.09	46.68	45.37
	Gas	7.26	7.17	6.65	6.24	5.87

Oil: WTI $/Bbl

Gas: NYMEX $/MMBtu

Nansen
East Breaks 602
3,700’ of water

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Net Investment	$285	MM
Net Resources (2P)	88	MM BOE

[CHART]

Boomvang
East Breaks 643
3,500’ of water

[GRAPHIC]

Net Investment	$109	MM
Net Resources (2P)	28	MM BOE

[CHART]

Gunnison
East Breaks 668
3,150’ of water

[GRAPHIC]

Net Investment	$256	MM
Net Resources (2P)	39	MM BOE

[CHART]

Red Hawk
Garden Banks 877
5,329’ of water

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Net Investment	$177	MM
Net Resources (2P)	23	MM BOE

[CHART]

Constitution
Green Canyon 680
5,000’ of water

[GRAPHIC]

Net Investment	$733	MM
Net Resources (2P)	100	MM BOE

[CHART]

Deepwater Gulf of Mexico
Lookback Assumptions

Since Jan. 1, 1999

•                  Costs include all:

•                  Leasehold & rentals

•                  Drilling & completion

•                  Geological & geophysical

•                  Operating costs

•                  Facilities

•                  District G&A

•                  Pricing

Actuals 1999-2004, then

		Projected
		2005	2006	2007	2008	2009+
• Low-cycle	Oil	38.00	30.00	24.00	24.00	24.00
	Gas	6.00	5.00	4.00	4.00	4.00

• Budget	Oil	38.00	34.00	32.00	32.00	32.00
	Gas	6.00	5.50	5.00	5.00	5.00

• Strip	Oil	54.65	51.01	48.09	46.68	45.37
	Gas	7.26	7.17	6.65	6.24	5.87

Oil: WTI $/Bbl

Gas: NYMEX $/MMBtu

Deepwater Gulf of Mexico
Total Program Results

Net Investment	$2,901	MM
Net Resources (2P)	325	MM BOE

[CHART]

Production Growth
from Deep Water

M BOE/D

[CHART]

Sampling of Large
Prospect Inventory

[GRAPHIC]

Alaska
Nikaitchuq Discovery

[GRAPHIC]

#4 Horizontal Test

•                  Schrader Bluff reservoir

•                  Tested up to 1,200 BOPD

•                  16°-17° API

#3 Horizontal Well

•                  Sag River reservoir

•                  Drilling new fault block

#1 Discovery Well

•                  Initial vertical test at 960 BOPD of 38° API in Sag River reservoir

Alaska
Exploration

[GRAPHIC]

Tuvaaq Discovery

•                  Proved extension of Schrader Bluff reservoir three miles west

•                  KMG: increased WI to 82%

Kigun Prospect

•                  Drilling

•                  KMG: 55% WI

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Ataruq Prospect

•                  Potential extension of Kuparuk and Palm fields

•                  1-2 exploratory wells in 2005 drilling season

•                  KMG: 50% WI

Transactions

Capitalizing on
core competencies to
enhance value

Comparative
Rockies’ Transactions

[CHART]

Estimates based on public filings of comparable transactions

HSR Acquisition
Lookback

Since acquisition. . .

•                  Completed >1,100 projects in Wattenberg

•                  Added >400 BCFe of proved reserves

•                  Produced 300 BCFe

•                  More than 500 BCFe of additional resource potential

•                  Increased project inventory 12%

•                  Created core area to exploit tight-gas expertise

Blind Faith Discovery

Exchanged declining legacy Arkoma assets for 37.5% WI in Blind Faith

•                  Potential to capitalize on KMG’s industry-leading cycle time

•                  Adds new hub in central gulf

Production
Consistency
M BOE/D

Delivering as promised!

[CHART]

Gross Production Margin
Per BOE
Nine Months 2004 - $ / BOE

Peer Group

[CHART]

Source - Company earnings reports: Gross production margin = oil & gas revenues - LOE - production tax - transportation, adjusted for hedges

Return on Average
Capital Employed
%

[CHART]

Summary

A Balanced Portfolio

•                  High-impact exploration in proven basins

•                  Low-risk repeatable plays in established basins

•                  Evaluating tactical transactions

Operational Execution

•                  Efficient and effective operator

•                  Meeting production targets consistently

•                  Growing infrastructure in deepwater Gulf of Mexico

Financially Sound

•                  Strong cash generating capability

•                  Reduced debt-to-cap to approximately 32%

•                  Initiated $1 B share repurchase program

[GRAPHIC]

Kerr-McGee Corporation

A.G. Edwards’

Energy Conference

March 15, 2005